Exhibit 99.2

Financial Supplement

March 31, 2009

contact: William Pollett, Treasurer telephone: +1(441) 299 7576 email: bill.pollett@montpelierre.bm	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the “U.S.”) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “SEC”). In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes, in particular catastrophes that are weather-related; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plans of Syndicate 5151 and MUSIC effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated  by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our insurance and reinsurance operating subsidiaries; and the impact of foreign currency fluctuation.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Premiums Written by Line of Business

5	Net Premiums Earned by Line of Business

6	Losses Paid to Incurred Analysis

7	Losses and Loss Ratios

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Share

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended
	March 31		% change
	2009	2008	QTR

Highlights
Gross premiums written	$250.6	$256.8	-2%
Net premiums written	$237.8	$222.1	7%
Net premiums earned	$133.4	$140.3	-5%
Net investment income	$19.0	$24.5	-22%
Operating income (1)	$47.1	$28.2	67%
Net income	$52.3	$0.3	NM
Comprehensive income (loss)	$51.1	$(1.8)	NM
Total assets	$2,958.8	$3,351.5
Common shareholders’ equity	$1,437.3	$1,569.5
Per share data
Diluted operating income per share (2)	$0.54	$0.32
Diluted comprehensive income (loss) per share (2)	$0.59	$(0.02)
Fully converted book value per share (3)	$16.37	$17.76
Fully converted tangible book value per share (3)	$16.31	$17.71
Financial ratios
Loss and loss adjustment expense ratio:
Current year	45.7%	69.4%
Prior year	-11.0%	-14.9%
Loss and loss adjustment expense ratio	34.7%	54.5%
Acquisition costs ratio	17.9%	15.5%
General and administrative expense ratio	21.5%	19.7%
Combined ratio	74.1%	89.7%

Operating income / Avg shareholders’ equity	3.4%	1.8%
Change in FCBVPS adj for dividends (4)	3.2%	-0.3%

(1) Excludes net investment and foreign exchange gains and losses, income taxes and gain on early extinguishment of debt.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared. See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2009	2008	2008	2008	2008

ASSETS
Investments, cash and cash equivalents	$2,451.2	$2,365.2	$2,554.8	$2,584.6	$2,729.9
Securities lending collateral	—	—	—	71.1	70.2
Premiums receivable	236.0	168.5	234.8	295.7	255.3
Deferred acquisition costs	39.2	28.4	38.8	45.2	38.6
Reinsurance recoverable on paid and unpaid losses	147.4	159.3	162.5	164.7	169.3
Unearned premium ceded	19.4	20.8	42.5	52.2	36.6
Other assets	65.6	55.4	64.4	55.3	51.6

Total Assets	$2,958.8	$2,797.6	$3,097.8	$3,268.8	$3,351.5

LIABILITIES
Loss and loss adjustment expense reserves	$778.5	$808.9	$931.6	$828.2	$846.7
Unearned premium	286.6	185.2	277.6	335.1	284.7
Securities lending payable	—	—	—	71.7	71.0
Debt	331.6	352.5	352.5	352.5	352.4
Other liabilities	124.8	93.4	122.6	109.6	164.6

Total Liabilities	1,521.5	1,440.0	1,684.3	1,697.1	1,719.4

SHAREHOLDERS’ EQUITY
Noncontrolling interest - Blue Ocean common shares	—	—	—	—	62.6
Common shareholder’s equity	1,437.3	1,357.6	1,413.5	1,571.7	1,569.5

Total Shareholders’ Equity	1,437.3	1,357.6	1,413.5	1,571.7	1,632.1

Total Liabilities and Shareholders’ Equity	$2,958.8	$2,797.6	$3,097.8	$3,268.8	$3,351.5

Fully converted book value per share (1)	$16.37	$15.94	$16.61	$18.24	$17.76

Fully converted tangible book value per share (1)	$16.31	$15.88	$16.56	$18.19	$17.71

(1)	See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

	Q1-09	Q4-08	Q3-08	Q2-08	Q1-08

Underwriting revenues
Gross premiums written	$250.6	$72.6	$103.0	$187.7	$256.8
Reinsurance premiums ceded	(12.8)	0.9	(11.3)	(33.8)	(34.7)
Net premiums written	237.8	73.5	91.7	153.9	222.1

Gross premiums earned	147.8	155.1	155.0	137.4	159.5
Earned reinsurance premiums ceded	(14.4)	(20.3)	(20.8)	(18.2)	(19.2)
Net premiums earned	133.4	134.8	134.2	119.2	140.3

Loss and loss adjustment expenses	(46.2)	(33.2)	(161.1)	(24.4)	(76.4)
Acquisition costs	(23.9)	(21.6)	(22.0)	(18.6)	(21.7)
General and administrative expenses	(28.7)	(30.7)	(17.7)	(25.8)	(27.8)
Underwriting income (loss)	34.6	49.3	(66.6)	50.4	14.4

Net investment income	19.0	18.6	21.4	21.9	24.5
Interest and other financing expenses	(6.5)	(6.6)	(6.4)	(6.6)	(7.2)
Other revenue (expense)	0.2	(0.9)	—	0.5	1.3
Other non-underwriting expenses	(0.2)	(3.1)	(3.0)	(2.9)	(2.9)
Net income attributable to noncontrolling interest in Blue Ocean	—	—	—	—	(1.9)
Operating income (loss) (1)	47.1	57.3	(54.6)	63.3	28.2

Net realized investment gains (losses)	(5.4)	(49.7)	(27.0)	(7.0)	12.0
Net unrealized investment gains (losses)	9.1	(62.2)	(48.0)	(9.5)	(51.7)
Gain on early extinguishment of debt	5.9	—	—	—	—
Net foreign exchange gains (losses)	(5.4)	7.9	(12.6)	(3.6)	11.8
Income taxes	1.0	(1.0)	—	(0.1)	—
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	—	1.0	—

Net income (loss)	52.3	(47.7)	(142.2)	44.1	0.3

Other comprehensive income (loss) items	(1.2)	(3.6)	0.2	0.1	(2.1)

Comprehensive income (loss)	$51.1	$(51.3)	$(142.0)	$44.2	$(1.8)

Loss and loss adjustment expense ratio:
Current year	45.7%	48.6%	137.2%	43.8%	69.4%
Prior year	-11.0%	-23.9%	-17.3%	-23.3%	-14.9%
Loss and loss adjustment expense ratio	34.7%	24.7%	119.9%	20.5%	54.5%
Acquisition costs ratio	17.9%	16.0%	16.4%	15.6%	15.5%
General and administrative expense ratio	21.5%	22.7%	13.3%	21.6%	19.7%
Combined ratio	74.1%	63.4%	149.6%	57.7%	89.7%

Diluted operating income (loss) per share (1)	$0.54	$0.68	$(0.65)	$0.73	$0.32
Diluted comprehensive income (loss) per share (1)	$0.59	$(0.61)	$(1.69)	$0.51	$(0.02)
Operating income (loss) / Avg shareholders’ equity	3.4%	4.1%	-3.7%	4.0%	1.8%
Comprehensive income (loss) / Avg shareholders’ equity	3.7%	-3.7%	-9.5%	2.8%	-0.1%

(1) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

$ in millions

Net Premiums Written	Q1-09	Q1-08

Bermuda
Property Catastrophe - Treaty Reinsurance	$102.5	$115.9
Property Specialty - Treaty Reinsurance	27.9	31.6
Other Specialty - Treaty Reinsurance	35.4	33.8
Property & Specialty Individual Risk	7.0	3.1
	$172.8	$184.4

United Kingdom
Property Catastrophe - Treaty Reinsurance	$24.8	$21.8
Property Specialty - Treaty Reinsurance	6.4	0.1
Other Specialty - Treaty Reinsurance	18.0	8.6
Property & Specialty Individual Risk	1.8	1.2
	$51.0	$31.7

United States
Property Catastrophe - Treaty Reinsurance	$—	$—
Property Specialty - Treaty Reinsurance	4.7	0.1
Other Specialty - Treaty Reinsurance	0.5	—
Property & Specialty Individual Risk	8.8	5.9
	$14.0	$6.0

Consolidated Total
Property Catastrophe - Treaty Reinsurance	$127.3	$137.7
Property Specialty - Treaty Reinsurance	39.0	31.8
Other Specialty - Treaty Reinsurance	53.9	42.4
Property & Specialty Individual Risk	17.6	10.2
	$237.8	$222.1

Consolidated Total excluding Reinstatement	$237.6	$218.1

Consolidated Total Rolling 12 Months	$556.7	$581.8

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

$ in millions

Net Premiums Earned	Q1-09	Q1-08

Bermuda
Property Catastrophe - Treaty Reinsurance	$57.5	$73.6
Property Specialty - Treaty Reinsurance	22.1	23.8
Other Specialty - Treaty Reinsurance	19.5	22.5
Property & Specialty Individual Risk	7.9	9.8
	$107.0	$129.7

United Kingdom
Property Catastrophe - Treaty Reinsurance	$7.0	$5.6
Property Specialty - Treaty Reinsurance	2.8	0.1
Other Specialty - Treaty Reinsurance	5.4	1.1
Property & Specialty Individual Risk	2.2	1.0
	$17.4	$7.8

United States
Property Catastrophe - Treaty Reinsurance	$—	$—
Property Specialty - Treaty Reinsurance	2.3	—
Other Specialty - Treaty Reinsurance	0.2	—
Property & Specialty Individual Risk	6.5	2.8
	$9.0	$2.8

Consolidated Total
Property Catastrophe - Treaty Reinsurance	$64.5	$79.2
Property Specialty - Treaty Reinsurance	27.2	23.9
Other Specialty - Treaty Reinsurance	25.1	23.6
Property & Specialty Individual Risk	16.6	13.6
	$133.4	$140.3

Consolidated Total excluding Reinstatement	$133.2	$136.3

Consolidated Total Rolling 12 Months	$521.7	$555.0

MONTPELIER RE HOLDINGS LTD.

Losses Paid to Incurred Analysis (unaudited)

$ in millions

	Three months ended March 31, 2009			Three months ended March 31, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$808.9	$122.9	$686.0	$860.7	$152.5	$708.2

Losses incurred:
Current year	62.9	2.0	60.9	107.5	10.1	97.4
Prior years	(26.2)	(11.5)	(14.7)	(17.7)	3.3	(21.0)
Total losses incurred	36.7	(9.5)	46.2	89.8	13.4	76.4

Net impact of foreign currency movements	(0.6)	—	(0.6)	—	—	—

Paid losses:
Current year	2.0	—	2.0	0.9	—	0.9
Prior years	64.5	7.5	57.0	102.9	26.6	76.3
Total paid losses	66.5	7.5	59.0	103.8	26.6	77.2

Reserve for losses, end of period	$778.5	$105.9	$672.6	$846.7	$139.3	$707.4

MONTPELIER RE HOLDINGS LTD.

Losses and Loss Ratios

(unaudited)

$ in millions

	Q1-09	Q4-08	Q3-08	Q2-08	Q1-08
TOTAL

Net reserves: start	$686.0	$803.5	$697.8	$707.4	$708.2
Change in prior AY	(14.7)	(32.2)	(23.1)	(27.8)	(21.0)
Paid losses	(59.0)	(151.3)	(55.4)	(34.0)	(77.2)
Current yr. incurred losses	60.9	65.4	184.2	52.2	97.4
Net impact of foreign currency	(0.6)	0.6	—	—	—
Net reserves: end	672.6	686.0	803.5	697.8	707.4

IBNR	383.1	369.9	507.2	383.4	380.7
Net earned premium	$133.4	$134.8	$134.2	$119.2	$140.3

Net loss ratio	34.7%	24.7%	119.9%	20.5%	54.5%
Net loss ratio excl. prior AY adjusts.	45.7%	48.5%	137.3%	43.8%	69.4%
Prior AY adjusts.	-11.0%	-23.9%	-17.3%	-23.3%	-14.9%

IBNR as a % of net reserves	57%	54%	63%	55%	54%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	March 31, 2009				December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Amortized	Gain	Fair		Fair		Fair		Fair		Fair
	Cost	(Loss)	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:

Fixed maturities	$1,868.0	(39.5)	$1,828.5	75%	$1,706.6	73%	$1,520.9	59%	$1,586.5	62%	$1,520.2	56%
Equity securities	271.6	(69.1)	202.5	8%	242.3	10%	258.6	10%	224.4	9%	224.7	8%
Other investments	146.7	(10.8)	135.9	6%	148.3	6%	195.5	8%	191.2	7%	104.4	4%
Cash equivalents	79.0	—	79.0	3%	48.4	2%	349.0	14%	441.3	17%	518.9	19%
Cash and restricted cash	205.2	—	205.2	8%	219.6	9%	230.8	9%	141.2	5%	361.7	13%
Total	$2,570.5	(119.4)	$2,451.1	100%	$2,365.2	100%	$2,554.8	100%	$2,584.6	100%	$2,729.9	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$711.9	(23.5)	$688.4	38%	$599.2	35%	$601.6	40%	$595.9	37%	$675.7	45%
Government & government-sponsored entities	540.5	2.3	542.8	30%	554.9	33%	459.9	30%	538.9	34%	363.8	24%
Corporate bonds (2)	577.0	(19.6)	557.4	30%	460.4	27%	416.1	27%	436.8	28%	430.4	28%
Municipal bonds	38.6	1.3	39.9	2%	92.1	5%	43.3	3%	14.9	1%	50.3	3%
Total	$1,868.0	(39.5)	$1,828.5	100%	$1,706.6	100%	$1,520.9	100%	$1,586.5	100%	$1,520.2	100%

Other investments:

Limited partnership interests and private investment funds	$66.4	(12.3)	$54.1	40%	$63.4	43%	$102.2	53%	$97.5	51%	$81.8	79%
Catastrophe bonds	59.1	(2.1)	57.0	42%	60.9	41%	69.0	35%	71.3	37%	—	0%
Symetra Financial (private placement)	20.0	3.0	23.0	17%	23.2	15%	20.5	10%	20.1	11%	20.1	19%
Derivative instruments	1.2	0.6	1.8	1%	0.8	1%	3.8	2%	2.3	1%	2.5	2%
Total other investments	$146.7	(10.8)	$135.9	100%	$148.3	100%	$195.5	100%	$191.2	100%	$104.4	100%

Total investment return:

Net investment income			$19.0		$18.6		$21.4		$21.9		$24.5
Net realized investment gains (losses)			(5.4)		(49.7)		(27.0)		(7.0)		12.0
Net unrealized investment gains (losses)			9.1		(62.2)		(48.0)		(9.5)		(51.7)
Net derivative investment and FX gains (losses)			(3.4)		7.9		(10.4)		(1.0)		8.9
Change in value of Symetra Financial			(0.2)		2.6		0.4		—		(2.1)
Total investment return			$19.1		$(82.8)		$(63.6)		$4.4		$(8.4)

Total quarterly return on average fair value %			.6%		-3.5%		-2.3%		0.2%		-0.2%

Average yield to worst of fixed maturities and cash equivalents			4.8%		5.1%		5.7%		4.4%		4.3%
Average duration of fixed maturities, cash and cash equivalents			1.6 years		1.7 years		1.4 years		1.5 years		1.4 years
Average credit quality of fixed maturities and cash equivalents			AA+		AA+		AA+		AA+		AA+
Average duration of fixed maturities			1.9 years		2.3 years

(1)	See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.
(2)	Corporate bonds includes bank loans. See page 10 for additional details.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At March 31, 2009

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (2)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped
Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$56.6	$59.7	$3.0	AAA
FNMA	74.7	75.9	1.3	AAA
Freddie Mac	31.5	31.9	0.4	AAA
Total Residential Mortgage-Backed	$162.8	$167.5	$4.7	AAA	1.9	2.6

Collateralized Residential Mortgage Obligations:

GNMA	$75.9	$76.4	$0.5	AAA
FNMA	90.5	91.6	1.1	AAA
Freddie Mac	88.5	90.4	1.9	AAA
Total agency CMOS	254.9	258.4	3.5	AAA

Non-agency CMOS	58.9	57.1	(1.8)	AAA				15.6
Non-agency CMOS	26.2	25.2	(1.0)	AA
Non-agency CMOS	10.8	8.0	(2.8)	A
Non-agency CMOS	9.5	8.8	(0.7)	B
Non-agency CMOS	0.1	0.2	0.1	D
Total Non-agency CMOS	105.5	99.3	(6.2)
Total Collateralized Residential Mortgage Obligations	$360.4	$357.7	$(2.7)	AAA	0.8	1.4	—	15.6	—

Asset-Backed Securities:

Credit card	$19.2	$19.1	$(0.1)	AAA
Credit card	3.5	3.5	—	AA
Auto	10.0	10.1	0.1	AAA
Auto	11.4	9.2	(2.2)	AA-
Auto	22.9	20.0	(2.9)	BBB-					20.0
Auto	5.0	4.1	(0.9)	BB-					4.1
Home Equity	9.6	8.4	(1.2)	AAA			5.7
Home Equity	12.4	10.9	(1.5)	AA
Home Equity	0.8	0.5	(0.3)	CCC
Home Equity	0.9	0.2	(0.7)	C
Equipment	10.6	8.2	(2.4)	A					8.2
Commercial Mortgage Backed Securities	77.2	65.2	(12.0)	AAA
Miscellaneous	5.2	3.8	(1.4)	BBB-					3.8

Total Asset-Backed Securities	$188.7	$163.2	$(25.5)	AA	1.2	2.1	$5.7	$—	$36.1

Total Mortgage-Backed and Asset-Backed Securities	$711.9	$688.4	$(23.5)				$5.7	$15.6	$36.1

(1)	We estimate that our insurance wrapped investments at March 31, 2009 would be A- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD. Consolidated Investment Detail - Corporate Bonds (unaudited) $ in millions

At March 31, 2009

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$16.0	$15.7	$(0.3)	2.9
AA	60.8	60.9	0.1	2.5
A	284.9	282.7	(2.2)	3.2
BBB	136.6	134.0	(2.6)	4.3
Below BBB	53.8	31.2	(22.6)	0.9
Not Rated (1)	24.9	32.9	8.0	0.4

Total Corporate Bonds	$577.0	$557.4	$(19.6)	2.9

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair	Gain	Total Corp.
	Cost	Value	(Loss)	Bonds	Rating

HSBC Holdings	$29.5	$27.5	$(2.0)	6%	A-
Citigroup	22.0	20.2	(1.8)	4%	A-
Morgan Stanley	16.4	16.4	—	4%	A
BA Covered Bond issuer	16.0	15.7	(0.3)	3%	AAA
Verizon Communications Inc	15.7	15.7	—	3%	A
Wachovia Bank	14.8	14.1	(0.7)	3%	A
Wyeth	12.5	12.8	0.3	3%	A-
Merrill Lynch	13.5	12.6	(0.9)	3%	A
Enterprise Rent-A-Car	13.4	11.2	(2.2)	2%	BBB
Deutsche Bank	11.7	11.6	(0.1)	3%	A+

Total	$165.5	$157.8	$(7.7)	34%

(1) Includes bank loan portfolio

Corporate Bonds -  By Sector:

	Amortized	Fair	Gain	Average
	Cost	Value	(Loss)	Life

Industrial	$286.8	$283.7	$(3.1)	5.5
Financial	226.8	218.1	(8.7)	3.0
Utility	24.8	24.7	(0.1)	5.0
All Others	38.6	30.9	(7.7)	8.5
Total	$577.0	$557.4	$(19.6)	4.6

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Mar 31		Dec 31		Sept 30		Jun 30		Mar 31
	2009		2008		2008		2008		2008

Reinsurance recoverable on paid losses

A++	$33.5	80.7%	$29.3	80.5%	$25.8	75.0%	$23.1	67.3%	$18.2	60.7%
A+	1.7	4.1	0.5	1.4	0.5	1.5	0.4	1.2	1.0	3.3
A	0.7	1.7	0.8	2.2	3.1	9.0	6.1	17.8	6.7	22.3
A-	5.6	13.5	5.8	15.9	5.0	14.5	4.7	13.7	4.1	13.7
Unrated (fully collateralized)	—	—	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	—	—	—	—	—	—	—	—	—	—

	$41.5	100.0%	$36.4	100.0%	$34.4	100.0%	$34.3	100.0%	$30.0	100.0%

Reinsurance recoverable on unpaid losses

A++	$23.8	22.5%	$27.9	22.6%	$35.8	28.0%	$39.2	30.1%	$44.4	31.9%
A+	17.2	16.2	17.9	14.6	19.0	14.8	18.3	14.0	18.4	13.2
A	37.4	35.4	38.6	31.4	49.6	38.7	43.1	33.0	49.1	35.2
A-	6.7	6.3	8.1	6.6	12.2	9.5	13.4	10.3	11.0	7.9
Unrated (fully collateralized)	11.9	11.2	21.6	17.6	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	8.9	8.4	8.8	7.2	11.5	9.0	16.4	12.6	16.4	11.8

	$105.9	100.0%	$122.9	100.0%	$128.1	100.0%	$130.4	100.0%	$139.3	100.0%

Total reinsurance recoverable

A++	$57.3	39.0%	$57.2	35.9%	$61.6	37.9%	$62.3	37.8%	$62.6	36.9%
A+	18.9	12.8	18.4	11.6	19.5	12.0	18.7	11.4	19.4	11.5
A	38.1	25.8	39.4	24.7	52.7	32.4	49.2	29.9	55.8	33.0
A-	12.3	8.3	13.9	8.7	17.2	10.6	18.1	11.0	15.1	8.9
Unrated (fully collateralized)	11.9	8.1	21.6	13.6	—	—	—	—	—	—
Recoverable under MUSIC guarantee (1)	8.9	6.0	8.8	5.5	11.5	7.1	16.4	9.9	16.4	9.7

	$147.4	100.0%	$159.3	100.0%	$162.5	100.0%	$164.7	100.0%	$169.3	100.0%

(1) In support of MUSIC's remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively exceeded the $8.9 million in remaining reserves at March 31, 2009. In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2009	2008	2008	2008	2008

Numerator

Book value per share and fully converted book value per share numerator (common shareholders’ equity)	$1,437.3	$1,357.6	$1,413.5	$1,571.7	$1,569.5

Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per share numerator	$1,432.5	$1,352.8	$1,408.7	$1,566.9	$1,564.7

Denominator (in shares)

Common shares outstanding	86,329,283	91,826,704	91,491,059	92,163,663	94,505,314
Less: common shares subject to share issuance agreement(1)	—	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)

Book value per share denominator	86,329,283	83,906,704	83,571,059	84,243,663	86,585,314

Dilutive effect of share obligations under benefit plans	1,487,195	1,281,619	1,501,598	1,901,288	1,789,328

Fully converted book value per share and fully converted tangible book value per share denominator	87,816,478	85,188,323	85,072,657	86,144,951	88,374,642

Book value per share	$16.65	$16.18	$16.91	$18.66	$18.13

Fully converted book value per share	$16.37	$15.94	$16.61	$18.24	$17.76

Fully converted tangible book value per share	$16.31	$15.88	$16.56	$18.19	$17.71

Dividend per common share	$0.075	$0.075	$0.075	$0.075	$0.075
Change in FCBVPS (2)Quarter	2.7%	-4.0%	-9.0%	2.7%	-0.6%
Change in FCBVPS adj for dividends (3) Quarter	3.2%	-3.6%	-8.5%	3.1%	-0.3%
Change in FCBVPS adj for dividends (3) Rolling 12 months	-6.2%	-9.2%	-0.7%	15.7%	12.3%
Annualized Change in FCBVPS adj for dividends (3) Since inception	7.9%	7.7%

(1) The share issuance agreement was terminated on February 27, 2009.

(2) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

	Q1-09	Q4-08	Q3-08	Q2-08	Q1-08

Numerator
Operating income (loss) (1)	$47.1	$57.3	$(54.6)	$63.3	$28.2
Adjustment related to participating securities	(0.8)	—	—	(0.6)	—

Operating income per share numerator	$46.3	$57.3	$(54.6)	$62.7	$28.2

Net investment and foreign exchange gains and losses and income taxes	(0.7)	(105.0)	(87.6)	(20.2)	(27.9)
Gain on early extinguishment of debt	5.9	—	—	—	—
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	—	1.0	—

Earnings per share numerator	$51.5	$(47.7)	$(142.2)	$43.5	$0.3

Other comprehensive income (loss) items	(1.2)	(3.6)	0.2	0.1	(2.1)

Comprehensive income (loss) per share numerator	$50.3	$(51.3)	$(142.0)	$43.6	$(1.8)

Denominator
Average common shares outstanding	90,275,950	91,574,970	91,659,210	92,966,844	96,352,926
Less: average common shares subject to the share issuance agreement	(5,280,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)
Adjusted average common shares outstanding	84,995,950	83,654,970	83,739,210	85,046,844	88,432,926

Average vested participating securities	—	457,288	444,166	410,166	407,167

Per share denominator	84,995,950	84,112,258	84,183,376	85,457,010	88,840,093

Basic operating income (loss) per share (1)	$0.54	$0.68	$(0.65)	$0.73	$0.32
Basic earnings (loss) per share	$0.61	$(0.57)	$(1.69)	$0.51	$—
Basic comprehensive income (loss) per share	$0.59	$(0.61)	$(1.69)	$0.51	$(0.02)

Diluted operating income (loss) per share (1)	$0.54	$0.68	$(0.65)	$0.73	$0.32
Diluted earnings (loss) per share	$0.61	$(0.57)	$(1.69)	$0.51	$—
Diluted comprehensive income (loss) per share	$0.59	$(0.61)	$(1.69)	$0.51	$(0.02)

(1) Excludes net investment and foreign exchange gains and losses, income taxes, early extinguishment of debt and extraordinary gains. See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing operating income (loss), which is net income (loss) excluding net investment and foreign exchange gains and losses, income taxes, gain on early extinguishment of debt and extraordinary gains, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company’s performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments’ market value and not by our operating performance, foreign exchange movements, income taxes or non-recurring transactions, which are unrelated to our underlying business. We believe that analysts and certain rating agencies who evaluate us exclude these items from their analysis for the same reasons.

This financial supplement also contains presentations of “book value per share”, “fully converted book value per share” and “fully converted tangible book value per share”. These calculations are based on total shareholders’ equity (as adjusted in certain circumstances as indicated on page 12) divided by our common shares outstanding in the case of “book value per share” and by the sum of our common shares and dilutive common share equivalents outstanding (assuming their issuance) in the case of “fully converted book value per share” and “fully converted tangible book value per share”. The Company believes that these measures, in particular “fully converted book value per share”,  reflect the value attributable to a common share and are of interest to both our shareholders and the investment community.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the change in fully converted book value per share in the period adjusted for dividends declared. We believe that this measure accurately reflects the return provided to our shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.